T. Rowe Price Health Sciences Fund

Supplement to Summary Prospectus dated May 1, 2012

The portfolio manager table under “Management” is supplemented as follows:

Effective February 15, 2013, Taymour R. Tamaddon will replace Kris H. Jenner as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is February 14, 2013.

F114-041-S 2/14/13